January 26, 2012
4th Quarter 2011
Earnings Call

Michael C. Rechin
President
and Chief Executive Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

4th Quarter and
Fiscal Year-End 2011 Highlights
▪ The company continued its trend of improving core earnings resulting in quarter-to-date earnings per share of $.24 per fully diluted common share.
▪ Pre-tax pre-provision earnings improved by $2.6M over 2010 to
 $70.9M through non-interest income improvements and non-
 interest expense reduction.
▪ Year-over-year improvement in asset quality continues with a
 27.4% reduction in Classified Assets, an 18.8% improvement in
 Criticized Assets, and a 23.2% reduction in Non-Accrual Loans.
▪ Loan growth, led by strong C&I lending, contributed to positive revenue increases.

Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

    2009 2010  2011
1. Investments  $ 563  $ 827  $ 946
2. Loans 3,278         2,857 2,731
3. Allowance (92) (83) (71)
4. CD&I & Goodwill  159 154 150
5. BOLI 95 97 124
6. Other 478 319 293
7. Total Assets       $4,481 $4,171 $4,173
($ in Millions)
TOTAL ASSETS

(as of 12/31/2011)
YTD Yield = 5.41%
Total = $2.7B
LOAN PORTFOLIO

▪ $946 Million Balance
▪ Average duration - 3.8 years
▪ Tax equivalent yield of 3.91%
▪ Net unrealized gain of $29.6
 million

    2009 2010  2011
1. Customer Non-Maturity
  Deposits  $2,042 $2,127 $2,196
2. Customer Time Deposits 1,220 996 816
3. Brokered Deposits 275 146 123
4. Borrowings 339 277 378
5. Other Liabilities 30 28 34
6. Hybrid Capital 111 142 111
7. Preferred Stock (CPP) 112 68  ―
8. Preferred Stock (SBLF)  ―  ― 91
9. Common Equity  352 387 424
10. Total Liabilities and Capital  $4,481 $4,171 $4,173
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

YTD Cost = .87%
Total = $3.1B

  2009 2010  2011
1. Total Risk-Based
 Capital Ratio  13.04%  15.74% 16.54%
2. Tier 1 Risk-Based
 Capital Ratio  10.32% 12.82% 13.92%
3. Leverage Ratio 8.20% 9.50% 10.17%
4. Tier 1 Common Risk-
 Based Capital Ratio 5.40% 7.64% 8.83%
5. TCE/TCA  4.54% 5.86% 6.84%
CAPITAL RATIOS

NET INTEREST MARGIN

    2009 2010 2011
1. Service Charges on Deposit Accounts    $15.1 $13.3 $12.0
2. Trust Fees  7.4 7.7 7.7
3. Insurance Commission Income            6.4 6.2 5.7
4. Electronic Card Fees 4.9 6.1 6.5
5. Cash Surrender Value of Life Ins           1.6  2.1 2.6
6. Gains on Sales Mortgage Loans            6.8    6.8 7.4
7. Securities Gains/Losses 4.4 1.9 2.0
8. Other  4.6 4.4 5.2
9. Total $51.2 $48.5 $49.1
10. Adjusted Non-Interest Income1            $46.5   $46.6    $47.1
1Adjusted for gains and losses in bond portfolio and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

NON-INTEREST EXPENSE
   2009  2010  2011
1. Salary & Benefits $ 76.3        $ 73.3           $74.7
2. Premises & Equipment   17.9 17.2 16.9
3. Core Deposit Intangible  5.1 4.7 3.5
4. Professional Services               1.3 1.4 2.2
5. OREO/Credit-Related Expense          12.9 14.6         10.6
6. FDIC Expense 10.4 8.1 5.5
7. FHLB Prepayment Penalties 1.9 ―  ―
8. Outside Data Processing 6.2 5.1 5.7
9. Marketing 2.1 2.0 2.0
10. Other                       17.5 15.9 14.8
11. Total                      $151.6 $142.3       $135.9
12. Adjusted Non-Interest Expense 2        $134.7        $127.7       $125.3
1Credit-related professional services are reclassed to OREO/credit-related expenses
2Adjusted for the FDIC special assessment, FHLB prepayment penalties & OREO expense & credit-related professional services
($ in Millions)
1
1

  2009  2010 2011
1. Net Interest Income-FTE             $159.1  $149.4 $149.1
2. Non Interest Income1                  46.5  46.6 47.1
3. Non Interest Expense2                (134.7) (127.7)      (125.3)
4. Pre-Tax Pre-Provision Earnings          $ 70.9 $ 68.3      $ 70.9
5. Provision                      (122.2) (46.5) (22.6)
6. Adjustments                   (12.1) (12.7) (8.6)
7. Taxes - FTE                     22.7        (2.3)        (14.4)
8. Gain /(Loss) on CPP/Trust Preferred          —  10.1  (12.3)
9. Preferred Stock Dividend              (5.0) (5.2) (4.0)
10. Net Income Avail. for Distribution         ($ 45.7) $ 11.7 $ 9.0
11. EPS                         ($ 2.17) $ 0.48 $0.34
1Adjusted for gains and losses in bond portfolio and one-time mortgage sale
2Adjusted for the FDIC special assessment, FHLB prepayment penalties & OREO expense & credit-related professional services
($ in Millions)
EARNINGS

EARNINGS PER SHARE
*
*
2010 Q1 Q2 Q3 Q4 Total
1. Actual $ .01 $ .35 $ .02 $ .10 $ .48
2. Adjusted $ .01 ($.05) $ .02 $ .10 $ .08
2011 Q1 Q2 Q3 Q4 Total
3. Actual $ .17 $ .18 ($.25) $ .24 $ .34
4. Adjusted $ .17 $ .18 $ .21 $ .24 $ .80
*Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15)

John J. Martin
Senior Vice President
and Chief Credit Officer

($ in Millions)
ASSET QUALITY SUMMARY
   2009 2010  2011
1. Non-Accrual Loans $118.4 $ 90.6  $ 69.6
2. Other Real Estate 14.9 20.9  16.3
3. Restructured Loans 8.8 7.1  14.3
4. 90-Day Delinquent Loans 4.0 1.3  .6
5. Impaired Loans             178.8 116.2   79.8
6. Specific Reserves  26.3         13.9  7.6
7. Allowance for Loan and
  Lease Losses  92.1 83.0  70.9
8. ALLL % of Non-Accrual
  Loans    77.8%  91.6%  101.9%
9. Classified Assets  $375.7 $313.0   $227.2
10. Criticized Assets

(includes Classified) $509.9  $393.0   $319.2

Criticized Assets down 18.8% YOY
and 8.3% linked quarter
Classified Assets down 27.4% YOY
and 8.4% linked quarter
Non-Accrual Loans down 23.2% YOY
and 11.8% linked quarter
Allowance for Loan and
Lease Losses as a % of
Nonaccrual Loans
exceeds 100%
($ in Millions)
($ in Millions)
IMPROVEMENT IN CREDIT METRICS AND ALLL COVERAGE

NON-PERFORMING ASSET RECONCILIATION
($ in millions)	Q3-’10	Q4-’10	Q1-’11	Q2-’11	Q3-’11	Q4-’11
1. Beginning Balance NPAs & 90+ Days Delinquent	$ 146.5	$ 130.8	$ 120.0	$ 107.6	$ 109.5	$ 106.7
Non-Accrual
2. Add: New Non-Accruals	15.5	27.4	11.7	26.7	21.4	10.2
3. Less: To Accrual/Payoff/Restructured	(18.6)	(14.5)	(3.2)	(8.3)	(8.7)	(7.6)
4. Less: To OREO	(6.7)	(7.0)	(2.0)	(1.6)	(9.7)	(1.2)
5. Less: Charge-offs	(11.8)	(13.9)	(9.4)	(16.9)	(11.6)	(10.7)
6. Increase /(Decrease): Non-Accrual Loans	(21.6)	(8.0)	(2.9)	( .1)	(8.6)	(9.3)
Other Real Estate Owned (ORE)
7. Add: New ORE Properties	6.6	7.2	2.2	1.6	9.7	1.2
8. Less: ORE Sold	(3.8)	(4.2)	(3.6)	(1.6)	(5.0)	(3.3)
9. Less: ORE Losses (write-downs)	(1.4)	(3.6)	(2.5)	(1.6)	(0.7)	(1.1)
10. Increase /(Decrease): ORE	1.4	( .6)	(3.9)	(1.6)	4.0	(3.2)
11. Increase /(Decrease): 90 Days Delinquent	.8	(4.0)	(0.6)	(0.5)	1.4	(1.0)
12. Increase /(Decrease): Restructured Loans	3.7	1.8	(5.0)	4.1	.4	7.6
13. Total NPA Change	(15.7)	(10.8)	(12.4)	1.9	(2.8)	(5.9)
14. Ending Balance NPAs & 90+ Days Delinquent	$ 130.8	$ 120.0	$ 107.6	$ 109.5	$ 106.7	$ 100.8
31.2%

($ in Millions)

Credit Summary
▪ Asset Quality continues to show improvement.
▪ Lower OREO and other related credit expenses
 associated with fewer properties and improved
 credit metrics.
▪ Increase in Restructured Loans resulting from
 “A/B” restructures until performance demonstrated.
▪ Charge-offs and provision expense lower and in
 line with improvement in credit quality.

Michael C. Rechin
President
and Chief Executive Officer

2011 Review
▪ Capital strategy executed successfully
 ▪ Tangible Common Equity ratio improved by 98 basis points in
 2011 to 6.84% through:
 ▪ Core earnings improvement
 ▪ $21.2M Direct Private Placement
 ▪ $90.8M SBLF investment
 ▪ $116M TARP CPP redemption
▪ Solidified our brand position as a community bank - competing primarily in consumer, mortgage, small business and middle market
▪ Beginnings of organic balance sheet growth

2012 Strategy and Tactics
“Growth and Top Tier Performance”
▪ Grow revenue by intensifying revenue-generating activity:
 ▪ market coverage tactics
 ▪ accelerate commercial banking opportunities
 ▪ additional investment in business banking professionals in key markets
 ▪ retail CRM and sales management system
▪ Implement systems and processes to improve efficiency:
 ▪ banking center rationalization
 ▪ enhance systems in consumer collections, human resources, and finance
 ▪ leverage back-office infrastructure
▪ Seek non-organic growth opportunities

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com